WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

New Issue Marketing Materials

$1,491,748,900 (Approximate)

[GRAPHIC OMITTED]

WaMu Mortgage Pass-Through Certificates,
Series 2003-AR9

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc.
Greenwich Capital Markets, Inc.
Lehman Brothers, Inc.
J.P. Morgan Securities Inc.
WaMu Capital Corp.
Underwriters

All statistical Information is preliminary and based upon Information as of July 1, 2003.

August 5, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 1

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Bear Stearns & Co. Inc. (“Bear Stearns”) and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns ARM Trading Desk at (212) 272-4976.

Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 2

                                                       $1,491,748,900 (Approx.)
                                        WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
                                                     5/1 Hybrid ARM Mortgage Loans
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------

                                     Expected              Credit
              Certificate            Ratings            Enhancement     Interest        WAL      Pmt Window
 Class (3)      Size (1)        S&P/Fitch/Moody's  Percentage (2)   Rate Type     (Years)    (Months)(4)  Certificate Type
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
-------------------------------------------------------------------------------------------------------------------------------
                                            GROUP I PUBLICLY OFFERED CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-A-1       $244,000,000        AAA/AAA/Aaa             2.80%        Fixed (5)      0.50       1-12 (12)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
  I-A-2A        $82,350,000        AAA/AAA/Aaa             2.80%        Fixed (5)      1.25       12-18 (7)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
  I-A-2B        $20,999,900        AAA/AAA/Aaa             2.80%        Fixed (5)      1.25       12-18 (7)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-A-3        $169,000,000       AAA/AAA/Aaa             2.80%        Fixed (5)      2.00      18-31 (14)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-A-4       $112,500,000        AAA/AAA/Aaa             2.80%        Fixed (5)      3.00      31-42 (12)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-A-5       $116,500,000        AAA/AAA/Aaa             2.80%         WAC (6)       4.17      42-59 (18)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-A-6       $226,650,000        AAA/AAA/Aaa             2.80%         WAC (6)       4.91       59-59 (1)      Senior SEQ
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-A-7       $186,000,000        AAA/AAA/Aaa             2.80%         WAC (6)       2.60       1-59 (59)      Senior PT
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
    I-X        Notional (7)        AAA/AAA/Aaa             2.80%         WAC (7)       1.47      1-42 (42)      Senior IO
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-B-1        $12,509,000         AA/AA/Aa2              1.75%         WAC (6)       4.32       1-59 (59)    Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-B-2         $9,531,000           A/A/A2               0.95%         WAC (6)       4.32       1-59 (59)    Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
   I-B-3         $4,765,000        BBB/BBB/Baa2            0.55%         WAC (6)       4.32       1-59 (59)    Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------ ------------ -----------------
-------------------------------------------------------------------------------------------------------------------------------
                                            GROUP I PRIVATELY OFFERED CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
   I-B-4         $1,787,000         BB/BB/Ba2              0.40%         WAC (6)       Not Offered Hereby      Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
   I-B-5         $1,787,000           B/B/B2               0.25%         WAC (6)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
   I-B-6         $2,979,100         Not Rated               ---          WAC (6)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
-------------------------------------------------------------------------------------------------------------------------------
                                            GROUP II PUBLICLY OFFERED CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
   II-A        $300,000,000        AAA/AAA/Aaa             2.80%         WAC (8)       Not Offered Hereby        Senior PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
  II-B-1         $3,240,000         AA/AA/Aa2              1.75%         WAC (8)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
  II-B-2         $2,469,000          A/NR/A2               0.95%         WAC (8)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
  II-B-3         $1,235,000        BBB/NR/Baa2             0.55%         WAC (8)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
-------------------------------------------------------------------------------------------------------------------------------
                                           GROUP II PRIVATELY OFFERED CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
  II-B-4           $463,000         BB/NR/Ba2              0.40%         WAC (8)       Not Offered Hereby      Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
  II-B-5           $463,000          B/NR/B2               0.25%         WAC (8)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
  II-B-6           $772,000         Not Rated               ---          WAC (8)                               Subordinate PT
------------ --------------- ------------------------- --------------- ------------ ------------------------- -----------------
(1)	The Certificates Sizes are approximate and subject to a +/- 10% variance.

(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 3

(3)	The Class I-A-1 through Class I-A-6 Certificates are subject to a Mandatory Auction Call as described herein. (4) WALs and Payment Windows are calculated to the Auction Distribution Date for the Class I-A (other than the Class I-A-7

    Certificates)        and to the Weighted Average Roll Date for the other Certificates.

(5)	For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Certificates will have a certificate interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Weighted Average Pass-Through Rate of the Group I Mortgage Loans. After the Auction Distribution Date, the Class I-A Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Group I Mortgage Loans.

(6)	The Class I-A-5, Class I-A-6, Class I-A-7 and Class I-B Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Group I Mortgage Loans. The certificate interest rate for the first interest accrual period is expected to be approximately 4.103%.

(7)	The Class I-X will bear interest at a variable rate equal to the excess, if any, of (a) the Weighted Average Pass-Through Rate of the Group I Mortgage Loans over (b) the weighted average certificate interest rate of the Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Certificates based on a notional amount equal to the aggregate certificate principal balance of the Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Certificates. After the Auction Distribution Date, the Class I-X will no longer be entitled to receive distributions of any kind.

(8)	The Class II-A and Class II-B Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Group II Mortgage Loans. The certificate interest rate for the first interest accrual period is expected to be approximately 4.103%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 4

Depositor/Master Servicer: Washington Mutual Mortgage Securities Corp.

Servicer:                                   Washington Mutual Bank, FA

Underwriters:                               Bear, Stearns & Co., Inc. (book-runner), Greenwich Capital Markets, Inc., Lehman
                                            Brothers, Inc., J.P. Morgan Securities Inc. and WaMu Capital Corp.

Trustee:                                    Deutsche Bank National Trust Company

Cut-off Date:                               August 1, 2003

Closing Date:                               August 26, 2003

Rating Agencies:                            Moody's Investors Service, Inc., Standard & Poor's, a division of The McGraw-Hill
                                            Companies, Inc. and FitchRatings.

Legal Structure:                            REMIC

Optional Call:                              5% cleanup call for each Group

Distribution Date:                          25th of each month or next business day, commencing
                                                            September 25, 2003.

Servicing Fee:                              0.375% per annum of the principal balance of each mortgage loan.

Master Servicing Fee:                       0.050% per annum of the principal balance of each mortgage loan.

Form of Registration:                       The Publicly Offered Certificates will be issued in book-entry form through DTC and can be made available through Clearstream and Euroclear.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 5

ERISA:                                      The Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3, Class I-A-4, Class I-A-5, Class
                                            I-A-6, Class I-A-7, Class II-A, Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                                            Class I-B-3 and Class II-B-3 Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement.  Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the
                                            Code or other similar laws.

SMMEA:                                      The Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3, Class I-A-4, Class I-A-5, Class
                                            I-A-6, Class I-A-7, Class II-A, Class I-B-1 and Class II-B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Interest Accrual Period:                    The interest accrual period for the Class I-A-1, Class I-A-2A and Class I-A-2B Certificates
                                            for a given Distribution Date will be the period beginning with the previous Distribution
                                            Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis). On the Closing Date, the Class
                                            I-A-1, Class I-A-2A and Class I-A-2B Certificates settle flat.

                                            The interest accrual period on the Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6,
                                            Class I-A-7, Class I-X, Class II-A, Class I-B and Class II-B Certificates for a given
                                            Distribution Date will be the calendar month preceding the month in which such Distribution
                                            Date occurs (on a 30/360 basis).  On the Closing Date, the price to be paid by investors for the Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-X, Class
                                            II-A, Class I-B and Class II-B Certificates will include accrued interest from the Cut-off
                                            Date up to, but not including, the Closing Date (25 days).

Advancing Obligation:                       The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 6

Compensating Interest:                      On each Distribution Date, the Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from
                                            Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the
                                            Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.
Mandatory Auction
Certificates:                               The Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3,
                                            Class I-A-4, Class I-A-5 and Class I-A-6 Certificates.

Mandatory Auction:                          Five business days prior to the Distribution Date in July  2008 (the "Auction
                                            Distribution Date"), the Auction Administrator will auction the Mandatory Auction
                                            Certificates to third-party investors.  The proceeds of the auction and amounts received from the Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Certificates on their respective Auction Distribution Date.  These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                                            The Counterparty, pursuant to a Par Price Payment Agreement with the Auction
                                            Administrator, will agree to pay the excess, if any, of the Par Price over the Auction
                                            Price.

Auction Administrator:                      Deutsche Bank National Trust Company

Counterparty:                               An entity, the long term debt obligations of which are rated at least "AA" by S&P, "AA"
                                            by Fitch and/or  "Aa2" by Moody's.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 7

Auction Price:                              The price at which the Auction Administrator sells each of the Class I-A-1, Class I-A-2A,
                                            Class I-A-2B, Class I-A-3, Class I-A-4, Class I-A-5 and Class I-A-6 Certificates to third party investors.

Par Price:                                  With respect to each of the Class I-A-3, Class I-A-4, Class I-A-5 and Class I-A-6
                                            Certificates, the sum of (i) the principal balance of the related Class I-A-3, Class
                                            I-A-4, Class I-A-5 and Class I-A-6 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the
                                            Auction Distribution Date and (ii) accrued interest on such Class I-A-3, Class I-A-4,
                                            Class I-A-5 and Class I-A-6 Certificates from the first day of the month in which the
                                            Auction Distribution Date occurs, up to but excluding the Auction Distribution Date, on such reduced balance.

                                            With respect to each of the Class I-A-1, Class I-A-2A and Class I-A-2B Certificates, such classes principal balance after reducing the principal balance of such class by principal distributions and losses on the Auction Distribution Date.

Collateral Description:                     As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein is approximately $1.5 billion with an average balance of approximately $669,038.
                                            The Mortgage Loans are non-convertible, adjustable rate One-Year CMT indexed Mortgage
                                            Loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the "5/1 ARM").

                                            Each mortgage loan is either 1) interest only for the first five years and then converts to fully-amortizing over the remaining term of the loan or 2) is fully-amortizing for the original term of the loan.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.

                                            The Mortgage Loans have been divided into Group I  and Group II.  Below are the approximate assumed general characteristics of each mortgage loan group as of July 1,
                                            2003:

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 9

-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
                              % of       Gross       Net       WAM       Gross      Net       Rate         Roll
         Group I              Pool        WAC        WAC      (mos)     Margin     Margin     Caps        (mos)
                                                                                                       -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
 5/1 CMT - Fully Amort.      15.73%      4.654%    4.229%      360      2.754%     2.329%     5/2/5         59
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
 5/1CMT - Interest Only      84.27%      4.505%    4.080%      360      2.750%     2.325%     5/2/5         59
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
      MLG I Total:           100.00%     4.528%    4.103%      360      2.750%     2.325%                   59
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
                              % of       Gross       Net       WAM       Gross      Net       Rate         Roll
        Group II              Pool        WAC        WAC      (mos)     Margin     Margin     Caps        (mos)
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
 5/1 CMT - Fully Amort.       9.83%      4.621%    4.196%      360      2.757%     2.332%     5/2/5         59
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
 5/1CMT - Interest Only      90.17%      4.518%    4.093%      360      2.750%     2.325%     5/2/5         59
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------
      MLG II Total:          100.00%     4.528%    4.103%      360      2.751%     2.326%                   59
-------------------------- ------------ --------- ---------- --------- ---------- --------- ---------- -------------

                                            Approximately 84% (by principal balance) of Group I and
                                            90% of Group II, respectively, allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan.  After such interest only period, such mortgage loan's balance will fully amortize over it's remaining term.

                                            Approximately 6% of Group I and 8% of Group II will be subject to prepayment penalties if the borrower prepays their mortgage loan in full.  Generally, if the borrower repays their loan in any of years one, two or three after origination they would be required to pay an additional 3%, 2% and 1%, respectively, of such loans outstanding principal balance.
                                            Certificateholders are not entitled to the prepayment penalties.

                                            NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date.  It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the
                                            Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the
                                            Mortgage Loans, as reflected herein, of up to 10%.  Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:                         Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class I-B Certificates provide credit enhancement for the Class
                                            I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6 and
                                            Class I-A-7 Certificates. The Class II-B Certificates provide credit enhancement for the
                                            Class II-A Certificates.

Cash-Flow Description:                      Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of each Mortgage Loan
                                            Groups' available funds, will be made according to the following priority:

                                            Group I Available Funds:
1.       Payment of interest to the holders of the Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3, Class I-A-4, Class I-A-5,
                                                 Class I-A-6 and Class I-A-7 Certificates at a rate equal to its Certificate Interest
                                                 Rate (as described on page 3 hereof);
2.       Payment of principal to the holders of the Senior Certificates (except the Senior Interest Only Certificates)  in an amount equal to the Group I Senior Principal Distribution Amount, concurrently and pro rata to:
                                                 (i)      (A) to the Class I-A-1 until zero;
                                                          (B) to the Class I-A-2A and I-A-2B, pro rata, until zero;
                                                          (C) to the Class I-A-3 until zero;
                                                          (D) to the Class I-A-4 until zero;
                                                          (E) to the Class I-A-5 until zero;
                                                          (F) to the Class I-A-6 until zero; and
                                                  (ii)    to the Class A-7

3.       Payment of interest and principal sequentially to the Group I Subordinate Certificates in order of their numerical class designations, beginning with the Class I-B-1 Certificates, so that each such Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate
                                                 (as described in note 6 to the table on Page 3), and (b) principal in an amount equal to such class' pro rata share of the Group I Subordinate Principal Distribution Amount.

                                            Group II Available Funds:
1.       Payment of interest to the holders of the Class II-A and Certificates at a rate equal to its Certificate Interest Rate (as described on page 3 hereof);
2.       Payment of principal to the holders of the Class II-A Certificates  in an amount equal to the Group II Senior Principal
                                                 Distribution Amount
3.       Payment of interest and principal sequentially to the Group II Subordinate Certificates in order of their numerical class designations, beginning with the Class II-B-1 Certificates, so that each such Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate
                                                 (as described in note 8 to the table on Page 3), and (b) principal in an amount equal to such class' pro rata share of the Group II Subordinate Principal Distribution
                                                 Amount.

                                            Each Group's Senior Principal Distribution Amount  will generally be comprised of the related Senior Certificates' pro rata share of scheduled principal payments due with respect to each Distribution Date and such Mortgage Loan Group and the related Senior
                                            Certificates' share of unscheduled principal for such Distribution Date and Mortgage Loan
                                            Group as described below in "Shifting Interest."

                                            Each Group's Subordinate Principal Distribution Amount for each Distribution Date will generally be comprised of the pro rata share for the related Subordinate classes of scheduled principal due with respect to such Distribution Date and such Mortage Loans
                                            Group and the portion of unscheduled principal for such Distribution Date and Such
                                            Mortgage Loan Group not allocated to the related  Senior Certificates.

Shifting Interest:                          The Senior Certificates will be entitled to receive 100% of the prepayments on the related
                                            Mortgage Loan Group up to and including August 2010. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related
                                            Subordinate Percentage over the next five years provided that (i) the principal balance of the related Mortgage Loan Group 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the related Subordinate
                                            Certificates does not exceed 50% and (ii) cumulative realized losses for the related
                                            Mortgage Loan Group do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate principal balance of the related Subordinate Certificates as of the Closing Date for each test date.

                                            Notwithstanding the foregoing, if after 3 years the current related Subordinate Percentage is equal to two times the initial related Subordinate Percentage and (i) the principal balance of the related Mortgage Loan Group 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate
                                            Certificates does not exceed 50% and (ii) cumulative realized losses for the related
                                            Mortgage Loan Group do not exceed a) on or prior to August 2006, 20% of the aggregate principal balance of the related Subordinate Certificates as of the Closing Date or b)
                                            after August 2006, 30% of the aggregate principal balance of the related Subordinate
                                            Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis between the related Senior Certificates and the related Subordinate Certificates.

                                            If the related Subordinate Percentage doubles prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:                       Realized Losses on the Group I mortgage loans will be allocated to the most junior class of related Certificates outstanding beginning with the Class I-B-6 Certificates, until the certificate principal balance of Class I-B Certificates have been reduced to zero.
                                            Thereafter, Realized Losses on the Group I mortgage loans will be allocated to the Class
                                            I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6 and
                                            Class I-A-7 Certificates, still outstanding, on a pro-rata basis.

                                            Realized Losses on the Group II mortgage loans will be allocated to the most junior class of related Certificates outstanding beginning with the Class II-B-6 Certificates, until the certificate principal balance of Class II-B Certificates have been reduced to zero.
                                            Thereafter, Realized Losses on the Group II mortgage loans will be allocated to the Class
                                            II-A Certificates.

                                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 13

WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

STATEMENT REGARDING ASSUMPTIONS
AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                      August 5, 2003

This information is furnished to you solely by Bear Stearns and not by the issuer of the securities or any of its affiliates. Bear Stearns is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and prospectus supplement for this transaction. An offering may be made only through the delivery of the prospectus and prospectus supplement.                      Page 14

Exhibit I

WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
Collateral Summary

Stratification Total Pool	Group 1	Group 2	Total
Number of Loans	1,815	426	2,242
Unpaid Principal Balance	$1,191,358,000	$308,642,000	$1,500,000,000
Average UPB	$656,573	$724,226	$669,038
Minimum Unpaid Principal Balance	$36,546	$325,000	$36,546
Maximum Unpaid Principal Balance	$1,500,000	$1,500,000	$1,500,000

Weighted Averages
Gross Coupon                                     4.528%            4.528%             4.528%
Net Coupon                                       4.103%            4.103%             4.103%
Original Term (months)                              360               360                360
Stated Remaining Term to Maturity (months)          359               359                359
Loan to Value                                    65.21%            63.38%             64.87%
Credit Score                                        745               751                746
Gross Margin                                     2.750%            2.751%             2.750%
Net Margin                                       2.325%            2.326%             2.325%
Rate Cap at First Adjustment                     5.000%            5.000%             5.000%
Periodic Rate Cap                                2.000%            2.000%             2.000%
Maximum Interest Rate                            9.534%            9.532%             9.534%
Months to Roll                                       59                59                 59
Seasoning (months)                                    1                 1                  1

Loan Type/Index
1 Year  CMT                                     100.00%           100.00%            100.00%

Interest Only
5 Year Interest Only Period                      84.27%            90.17%             85.45%
Fully Amortizing                                 15.73%             9.83%             14.55%

Principal Balances
$300,001  -  $400,000                             9.75%             5.84%              8.97%
$400,001  -  $500,000                            15.89%            13.06%             15.33%
$500,001  -  $600,000                            12.56%            11.26%             12.30%
$600,001  -  $700,000                            12.67%            10.56%             12.25%
$700,001  -  $800,000                             7.08%             6.84%              7.03%
$800,001  -  $900,000                             6.85%             6.39%              6.76%
$900,001  -  $1,000,000                          13.54%            15.18%             13.86%
$1,000,001  -  $1,100,000                         5.60%             6.80%              5.84%
$1,100,001  -  $1,200,000                         2.71%             6.06%              3.38%
$1,200,001  -  $1,300,000                         4.70%             4.43%              4.65%
$1,300,001  -  $1,400,000                         3.86%             4.40%              3.97%
$1,400,001  -  $1,500,000                         4.78%             9.17%              5.66%

States > 2%
Arizona                                           2.71%                                2.55%
California                                       63.97%            63.95%             63.97%
Colorado                                          3.23%                                2.95%
Connecticut                                       2.31%             4.71%              2.79%
Florida                                                             3.26%
Illinois                                          4.50%             4.37%              4.48%
Massachusetts                                                       3.33%              2.24%
New Jersey                                                          2.09%
New York                                          6.01%             5.61%              5.93%
Washington                                        3.95%             2.01%              3.57%

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

Gross Coupon
Less than or equal to 4.000%            5.36%          6.30%       5.55%
4.001%  -  4.500%                      48.25%         39.85%      46.57%
4.501%  -  5.000%                      42.86%         51.07%      44.50%
5.001%  -  5.500%                       3.08%          2.78%       3.02%
5.501%  -  6.000%                       0.34%          0.00%       0.28%
6.001%  -  6.500%                       0.07%          0.00%       0.06%
6.501%  -  7.000%                       0.03%          0.00%       0.03%

Gross Margin
2.250%                                  0.06%          0.00%       0.05%
2.500%                                  0.03%          0.00%       0.02%
2.600%                                  0.22%          0.00%       0.18%
2.650%                                  0.12%          0.00%       0.10%
2.700%                                  0.06%          0.00%       0.05%
2.750%                                 99.13%         99.87%      99.28%
2.850%                                  0.07%          0.00%       0.06%
3.125%                                  0.25%          0.00%       0.20%
3.250%                                  0.05%          0.13%       0.07%

Maximum Interest Rate
8.500%  -  8.999%                       1.96%          2.09%       1.98%
9.000%  -  9.499%                      37.63%         32.27%      36.56%
9.500%  -  9.999%                      52.66%         59.30%      53.98%
10.000%  -  10.499%                     6.67%          6.14%       6.57%
10.500%  -  10.999%                     0.88%          0.19%       0.74%
11.000%  -  11.499%                     0.14%          0.00%       0.11%
11.500%  -  11.999%                     0.06%          0.00%       0.05%

Credit Score
Less than 600                           0.94%          0.00%       0.75%
600 - 649                               1.55%          0.00%       1.24%
650 - 699                               4.99%          2.34%       4.46%
700 - 749                              43.36%         40.31%      42.75%
750 - 799                              47.71%         55.24%      49.21%
800 - 849                               1.45%          2.11%       1.59%

Property Type
2-4 Family                              0.20%          0.39%       0.24%
Co-op                                   1.80%          1.03%       1.65%
Condo                                   6.57%          5.94%       6.44%
Single Family                          91.43%         92.65%      91.67%

Occupancy
Investor                                0.07%          0.00%       0.06%
Primary Residence                      96.16%         95.54%      96.03%
Second Home                             3.77%          4.46%       3.91%

Loan Purpose
Cash Out                               25.29%         25.23%      25.28%
Purchase                               23.60%         16.51%      22.19%
Rate/Term Refinance                    51.11%         58.26%      52.53%

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

Loan To Value Ratio
30.00% or less                           13.04%       21.27%    14.68%
30.01%   -  40.00%                        3.58%        4.42%     3.75%
40.01%   -  50.00%                        7.57%        9.42%     7.94%
50.01%   -  55.00%                        4.98%        4.40%     4.86%
55.01%   -  60.00%                        6.75%        7.21%     6.84%
60.01%   -  65.00%                        9.83%        8.59%     9.58%
65.01%   -  70.00%                       16.25%       15.64%    16.13%
70.01%   -  75.00%                       18.74%       14.49%    17.89%
75.01%   -  80.00%                       18.47%       14.43%    17.67%
80.01%   -  85.00%                        0.11%        0.00%     0.08%
85.01%   -  90.00%                        0.43%        0.12%     0.37%
90.01%   -  95.00%                        0.27%        0.00%     0.21%

Month of First Rate Adjustment
11/01/06                                  0.04%        0.00%     0.04%
02/01/07                                  0.03%        0.00%     0.03%
05/01/07                                  0.03%        0.00%     0.02%
09/01/07                                  0.04%        0.00%     0.03%
10/01/07                                  0.05%        0.00%     0.04%
11/01/07                                  0.12%        0.00%     0.10%
12/01/07                                  0.00%        0.17%     0.03%
01/01/08                                  0.15%        0.13%     0.14%
02/01/08                                  0.38%        0.00%     0.31%
03/01/08                                  0.13%        0.28%     0.16%
04/01/08                                  0.56%        0.21%     0.49%
05/01/08                                  1.98%        1.68%     1.92%
06/01/08                                  2.28%        2.57%     2.34%
07/01/08                                 47.08%       65.17%    50.69%
08/01/08                                 46.50%       29.63%    43.14%
09/01/08                                  0.63%        0.16%     0.53%

Document Type
Full Documentation                       39.14%       36.19%    38.55%
Reduced Documentation                    60.86%       63.81%    61.45%

Remaining Term to Stated Maturity
335-339                                   0.04%        0.00%     0.04%
340-344                                   0.03%        0.00%     0.03%
345-349                                   0.07%        0.00%     0.05%
350-354                                   0.80%        0.30%     0.70%
355-359                                  52.66%       69.90%    56.10%
360-364                                  46.40%       29.79%    43.09%

Prepayment Penalty
3 Year Term (3%,2%,1% Step Penalty)       5.82%        7.81%     6.22%
None                                     94.18%       92.19%    93.78%

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

California Zip Concentration
Northern California	40.29%	27.34%	37.70%
Southern California	23.69%	36.62%	26.26%
Other	36.03%	36.05%	36.03%
Top 50 Zip Codes (CA Only)
94010 HILLSBOROUGH, CA	1.78%	2.69%	1.96%
94941 MILL VALLEY ,CA	1.30%	0.60%	1.16%
90210 BEVERLY HILLS, CA	1.30%	0.47%	1.13%
95070 SARATOGA, CA	1.27%	0.48%	1.11%
92660 NEWPORT BEACH, CA	0.82%	1.63%	0.98%
94563 ORINDA, CA	1.01%	0.21%	0.85%
90049 LOS ANGELES, CA	0.93%	0.44%	0.83%
94920 TIBURON, CA	0.46%	2.07%	0.78%
94022 LOS ALTOS HILLS, CA	0.79%	0.68%	0.77%
90265 MALIBU, CA	0.65%	1.19%	0.75%
90272 LOS ANGELES, CA	0.67%	1.06%	0.75%
92657 NEWPORT COAST, CA	0.79%	0.56%	0.74%
94062 REDWOOD CITY, CA	0.84%	0.33%	0.74%
94506 DANVILLE, CA	0.85%	0.19%	0.72%
95014 CUPERTINO, CA	0.51%	1.49%	0.71%
94025 MENLO PARK, CA	0.62%	1.01%	0.70%
94526 DANVILLE, CA	0.86%	0.00%	0.69%
94904 KENTFIELD, CA	0.60%	1.02%	0.68%
94549 LAFAYETTE, CA	0.77%	0.30%	0.68%
95120 SAN JOSE, CA	0.75%	0.35%	0.67%
95032 LOS GATOS, CA	0.51%	1.27%	0.66%
94301 PALO ALTO, CA	0.75%	0.21%	0.64%
94566 PLEASANTON, CA	0.68%	0.49%	0.64%
94024 LOS ALTOS HILLS, CA	0.79%	0.00%	0.63%
92130 SAN DIEGO, CA	0.63%	0.57%	0.62%
94611 PIEDMONT, CA	0.56%	0.71%	0.59%
94507 ALAMO, CA	0.73%	0.00%	0.59%
92037 LA JOLLA, CA	0.50%	0.83%	0.57%
94539 FREMONT, CA	0.58%	0.48%	0.56%
92679 COTO DE CAZA, CA	0.53%	0.65%	0.56%
94901 SAN RAFAEL, CA	0.54%	0.52%	0.54%
95138 SAN JOSE, CA	0.60%	0.25%	0.53%
92009 CARLSBAD, CA	0.41%	0.96%	0.52%
90274 PALOS VERDES EST, CA	0.31%	1.33%	0.51%
92625 CORONA DEL MAR, CA	0.55%	0.35%	0.51%
94583 SAN RAMON,CA	0.56%	0.18%	0.49%
94402 SAN MATEO, CA	0.59%	0.00%	0.48%
94118 SAN FRANCISCO, CA	0.57%	0.00%	0.46%
93923 CARMEL, CA	0.48%	0.13%	0.41%
95030 LOS GATOS, CA	0.44%	0.29%	0.41%
90266 MANHATTAN BEACH,CA	0.30%	0.82%	0.41%
94123 SAN FRANCISCO, CA	0.51%	0.00%	0.40%
94127 SAN FRANCISCO, CA	0.37%	0.45%	0.39%
94028 PORTOLA VALLEY, CA	0.35%	0.51%	0.39%
92067 RANCHO SANTA FE, CA	0.48%	0.00%	0.38%
90254 HERMOSA BEACH, CA	0.13%	1.32%	0.37%
93108 SANTA BARBARA, CA	0.38%	0.25%	0.36%
95037 MORGAN HILL, CA	0.34%	0.37%	0.35%
94404 FOSTER CITY, CA	0.39%	0.19%	0.35%
92663 NEWPORT BEACH, CA	0.19%	0.94%	0.34%

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns& Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                           Yields (%)             1 M Libor     1.12

Class I-A-1 to Auction Distribution Date
Coupon                1.561%
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
99.999550%             1.57       1.57        1.57       1.57        1.57       1.57        1.57
WAL (yr)               1.28       0.85        0.63       0.50        0.41       0.30        0.23
MDUR (yr)              1.25       0.83        0.62       0.49        0.41       0.30        0.23
First Prin Pay      9/25/2003   9/25/2003  9/25/2003   9/25/2003  9/25/2003   9/25/2003   9/25/2003
Last Prin Pay       4/25/2006   5/25/2005  11/25/2004  8/25/2004  6/25/2004   3/25/2004   1/25/2004

Class I-A-2A to Auction Distribution Date
Coupon                2.341%
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
99.999330%             2.35       2.35        2.35       2.35        2.35       2.35        2.35
WAL (yr)               3.30       2.17        1.60       1.25        1.02       0.72        0.55
MDUR (yr)              3.14       2.09        1.55       1.22        0.99       0.71        0.54
First Prin Pay      4/25/2006   5/25/2005  11/25/2004  8/25/2004  6/25/2004   3/25/2004   1/25/2004
Last Prin Pay       8/25/2007   4/25/2006  7/25/2005   2/25/2005  11/25/2004  6/25/2004   4/25/2004

Class I-A-2B to Auction Distribution Date
Coupon                3.142%
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
100.750000%            2.92       2.80        2.68       2.55        2.41       2.10        1.77
WAL (yr)               3.30       2.17        1.60       1.25        1.02       0.72        0.55
MDUR (yr)              3.09       2.07        1.54       1.21        0.99       0.71        0.54
First Prin Pay      4/25/2006   5/25/2005  11/25/2004  8/25/2004  6/25/2004   3/25/2004   1/25/2004
Last Prin Pay       8/25/2007   4/25/2006  7/25/2005   2/25/2005  11/25/2004  6/25/2004   4/25/2004

Class I-A-3 to Auction Distribution Date
Coupon                3.177%
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
99.998610%             3.18       3.13        3.11       3.09        3.06       3.01        2.95
WAL (yr)               4.74       3.49        2.56       2.00        1.62       1.15        0.86
MDUR (yr)              4.34       3.25        2.42       1.91        1.56       1.11        0.83
First Prin Pay      8/25/2007   4/25/2006  7/25/2005   2/25/2005  11/25/2004  6/25/2004   4/25/2004
Last Prin Pay       7/25/2008   1/25/2008  11/25/2006  3/25/2006  9/25/2005   1/25/2005   9/25/2004

Class I-A-4 to Auction Distribution Date
Coupon                3.704%
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
99.998150%             3.72       3.71        3.66       3.65        3.63       3.58        3.53
WAL (yr)               4.91       4.84        3.86       3.00        2.43       1.71        1.27
MDUR (yr)              4.42       4.36        3.54       2.79        2.28       1.63        1.22
First Prin Pay      7/25/2008   1/25/2008  11/25/2006  3/25/2006  9/25/2005   1/25/2005   9/25/2004
Last Prin Pay       7/25/2008   7/25/2008  2/25/2008   2/25/2007  6/25/2006   8/25/2005   2/25/2005

        * Yield Tables are run from the Closing Date of August 26, 2003

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976

WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                           Yields (%)

Class I-A-5 to Auction Distribution Date
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
99.818840%             4.16       4.16        4.15       4.11        4.11       4.10        4.08
WAL (yr)               4.91       4.91        4.86       4.17        3.36       2.35        1.75
MDUR (yr)              4.37       4.37        4.33       3.76        3.08       2.20        1.65
First Prin Pay      7/25/2008   7/25/2008  2/25/2008   2/25/2007  6/25/2006   8/25/2005   2/25/2005
Last Prin Pay       7/25/2008   7/25/2008  7/25/2008   7/25/2008  8/25/2007   5/25/2006   9/25/2005

Class I-A-6 to Auction Distribution Date
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
99.810690%             4.17       4.17        4.17       4.17        4.15       4.13        4.12
WAL (yr)               4.91       4.91        4.91       4.91        4.77       4.06        3.26
MDUR (yr)              4.37       4.37        4.37       4.37        4.25       3.66        2.98
First Prin Pay      7/25/2008   7/25/2008  7/25/2008   7/25/2008  8/25/2007   5/25/2006   9/25/2005
Last Prin Pay       7/25/2008   7/25/2008  7/25/2008   7/25/2008  7/25/2008   7/25/2008   7/25/2008

Class I-A-7 to Roll Date
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
100.332920%            3.96       3.94        3.91       3.88        3.85       3.77        3.67
WAL (yr)               3.80       3.34        2.95       2.60        2.29       1.78        1.38
MDUR (yr)              3.42       3.02        2.68       2.38        2.10       1.65        1.30
First Prin Pay      9/25/2003   9/25/2003  9/25/2003   9/25/2003  9/25/2003   9/25/2003   9/25/2003
Last Prin Pay       7/25/2008   7/25/2008  7/25/2008   7/25/2008  7/25/2008   7/25/2008   7/25/2008

Class I-A-7 to 5% Clean Up Call
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
100.332920%            3.75       3.79        3.81       3.82        3.81       3.76        3.67
WAL (yr)               7.52       5.34        4.04       3.19        2.60       1.83        1.36
MDUR (yr)              5.91       4.43        3.48       2.82        2.34       1.70        1.28
First Prin Pay      9/25/2003   9/25/2003  9/25/2003   9/25/2003  9/25/2003   9/25/2003   9/25/2003
Last Prin Pay       10/25/2024  8/25/2019  1/25/2016   7/25/2013  10/25/2011  6/25/2009  12/25/2007

Class I-B-1 to Auction Distribution Date
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
97.625000%             4.63       4.63        4.65       4.69        4.72       4.80        4.91
WAL (yr)               4.88       4.86        4.60       4.32        4.08       3.55        3.00
MDUR (yr)              4.32       4.31        4.09       3.86        3.65       3.20        2.72
First Prin Pay      9/25/2003   9/25/2003  9/25/2003   9/25/2003  9/25/2003   9/25/2003   9/25/2003
Last Prin Pay       7/25/2008   7/25/2008  7/25/2008   7/25/2008  7/25/2008   7/25/2008   7/25/2008

        * Yield Tables are run from the Closing Date of August 26, 2003

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976

WaMu Mortgage Pass-Through Certificates, Series 2003-AR9
Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

Class I-B-2 to Auction Distribution Date
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
96.375000%             4.92       4.93        4.97       5.02        5.07       5.20        5.39
WAL (yr)               4.88       4.86        4.60       4.32        4.08       3.55        3.00
MDUR (yr)              4.31       4.30        4.08       3.85        3.64       3.19        2.71
First Prin Pay      9/25/2003   9/25/2003  9/25/2003   9/25/2003  9/25/2003   9/25/2003   9/25/2003
Last Prin Pay       7/25/2008   7/25/2008  7/25/2008   7/25/2008  7/25/2008   7/25/2008   7/25/2008

Class I-B-3 to Auction Distribution Date
Coupon               Net Wac
Price                10% CPR     15% CPR    20% CPR     25% CPR    30% CPR     40% CPR     50%CPR
95.375000%             5.16       5.17        5.22       5.29        5.36       5.53        5.77
WAL (yr)               4.88       4.86        4.60       4.32        4.08       3.55        3.00
MDUR (yr)              4.31       4.29        4.07       3.84        3.63       3.18        2.70
First Prin Pay      9/25/2003   9/25/2003  9/25/2003   9/25/2003  9/25/2003   9/25/2003   9/25/2003
Last Prin Pay       7/25/2008   7/25/2008  7/25/2008   7/25/2008  7/25/2008   7/25/2008   7/25/2008

        * Yield Tables are run from the Closing Date of August 26, 2003

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976